UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

Input/Output, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Parc Crest Dr. Stafford, TX		77477
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

Certain materials regarding Input/Output, Inc. (the “Company”) attached hereto as Exhibit 99.1 were made available to attendees at the Howard Weil Energy Conference on April 4, 2005.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP), the attached materials also include a reference to adjusted EBITDA, which is an additional indicator of operating performance and is not a substitute for net income (loss) or income (loss) per share calculated under GAAP.  The Company believes that adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including the Company’s ability to service its debt.  The calculation of adjusted EBITDA shown below is based upon amounts derived from the Company’s financial statements prepared in conformity with GAAP.  Below is a reconciliation of adjusted EBITDA to net income:

Reconciliation of Adjusted EBITDA to Net Income

(Non-GAAP Measures)

(In thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2004	2003	2002

Net income (loss)	$(2,979)	$(23,152)	$(118,725)
Interest expense	6,231	4,087	3,124
Interest income	(1,276)	(1,903)	(2,280)
Income tax (benefit) expense	701	348	56,770
Depreciation and amortization expense	24,668	11,444	13,237
Reserve for Russian receivables	5,200	—	—
Adjusted EBITDA	$32,545	$(9,176)	$(47,874)

The attached material may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements as to expectations, beliefs and future financial performance, such as statements relating to the Company’s business prospects, future sales, market growth, gross margin and other statements that are not of historical fact.  Investors are cautioned that all forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to materially differ from any future results or performance expressed or implied.  These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings, and other risk factors disclosed by the Company from time to time in its filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2004.  The Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is furnished in response to Item 7.01:

99.1                           Materials Available at Howard Weil Energy Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005

Input/Output, Inc.
(Registrant)

	By:	/s/ J. Michael Kirksey
		Name:	J. Michael Kirksey
		Title:	Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Materials Available at Howard Weil Energy Conference